UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 22, 2005

TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	31-0600670

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida	33418

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 227-0955

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.       Results of Operations and Financial Condition.

     On February 22, 2005, TBC Corporation issued a press release reporting its financial results for the three and twelve months ended December 31, 2004 and 2005 earning guidance. The press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

     (c)       Exhibits

     See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION
February 22, 2005	By	/s/ Thomas W. Garvey
Thomas W. Garvey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

		Located at
		Numbered Page

99.	Additional Exhibits.
99.1	TBC Corporation Press Release dated February 22, 2005.	4